UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2022

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Michelle Drive, Suite 200, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

__________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Form of PSU Award Notice

Effective July 9, 2022, the Compensation Committee of the Board of Directors approved a form of Notice of Grant of Performance Stock Unit Award (the “Form of PSU Award Notice”) to be used in connection with the grant of performance stock unit (“PSU”) awards to the Company’s named executive officers and certain other officers pursuant to the Company’s 2018 Omnibus Incentive Plan (the “Plan”). The Form of PSU Award Notice will govern PSU awards to the Company’s officers that were approved by the Compensation Committee effective July 9, 2022.

The Form of PSU Award Notice provides, among other things, that (i) each PSU that vests represents the right to receive one share of the Company’s common stock, (ii) the PSUs vest annually as one-third of the total award based on the Company’s achieving specified performance measurements for the applicable performance period defined in the Form of PSU Award Notice, (iii) the PSUs have target payout opportunities of between 0% and 200%, (iv) the performance measurements include Revenue and Adjusted Net Profits (as defined in the Form of PSU Award Notice) as described further in the Form of PSU Award Notice, and (v) no PSU shall become earned and vested following a grantee’s Separation from Service (as defined in the Plan), except as expressly provided in the terms of the Form of PSU Award Notice, as applicable, or as otherwise provided pursuant to the terms of the Plan.

The foregoing summary of the Form of PSU Award Notice does not purport to be complete and is qualified in its entirety by reference to the Form of PSU Award Notice, which is included as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference thereto.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number	Description

10.1	Form of Notice of Grant of Performance Stock Unit Award.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: July 14, 2022	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Notice of Grant of Performance Stock Unit Award.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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